                                                                   Exhibit 10.44
                       GUARANTEE OF VALIDITY OF COLLATERAL

         THIS GUARANTEE OF VALIDITY OF COLLATERAL, dated as of May 9, 2003 (this "Guarantee"), is made by Robert E. Ciri, individually (the "Guarantor"), in favor of EQUINOX BUSINESS CREDIT CORP., as Lender (the "Lender") under the Loan Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof by and between Titan PCB East, Inc., a Delaware corporation (the "Borrower") and the Lender (as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), the Lender has agreed to make Loans to, and incur Letter of Credit Obligations for the benefit of, Borrower;

         WHEREAS, the Guarantor will derive direct and indirect economic benefits from the making of the Loans and other financial accommodations provided to the Borrower pursuant to the Loan Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Guarantor guarantee the validity of all of the Collateral.

         NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement and to induce the Lender to make its extensions of credit to the Borrower under the Loan Agreement and for other consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:

         1. Defined Terms.

                  (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (d) The following capitalized terms used in this Guarantee shall have the following respective meanings:

                  "Contractual Obligations" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Requirement of Law" shall mean as to any Person, the Certificate or Articles of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

2.  Guaranty.  The  Guarantor  hereby  unconditionally   warrants,   represents,
covenants and guarantees to the Lender,  and its  successors and assigns,  that:

                  (a) Each Account of the Borrower included on a Borrowing Base Certificate furnished to the Lender pursuant to the Loan Agreement: (i) is genuine and enforceable in accordance with its terms and is in all respects what it purports to be; (ii) is not evidenced by a judgment, Instrument, Document or Chattel Paper; (iii) arises out of a completed, bona fide sale and delivery of goods or rendition of services by the Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between the Borrower and the Account Debtor; (iv) is for a liquidated amount maturing as stated in the invoice covering such sale; (v) is not subject to any defenses, setoffs or counterclaims against such Account except those arising in the ordinary course of business; and (vi) is not invalid, forged or fictitious;

                  (b) Each Borrowing Base Certificate delivered to the Lender pursuant to the Loan Agreement is and shall be true and correct in all material respects as and when submitted;

                  (c) All proceeds of the Collateral required by the terms of the Loan Agreement to be held by the Borrower in trust for the Lender or as property of the Lender or to be remitted to the Lender will be delivered to the Lender in the identical form as received by the Borrower, or as otherwise requested by the Lender, immediately upon receipt but no later than the first
(1st) Business Day following receipt thereof by the Borrower, and the Borrower shall not use any of such proceeds or commingle such proceeds with any of its own funds;

                  (d) The Borrower is and will be the owner of the Collateral free and clear of all Liens except for Permitted Liens;

                  (e) Neither the Borrower nor the Guarantor will cause or permit the Borrower to impede or interfere with the normal collection and payment of all of the Accounts of the Borrower;

                  (f) All warranties and representations made by the Borrower to the Lender, and all documents and schedules given by the Borrower to the Lender, relating to the description, quantity, quality, condition and valuation of any of the Accounts or the Inventory are and will be true and correct in all material respects;

                  (g) All of the Collateral is and will be insured as required by the provisions of the Loan Agreement and the Ancillary Agreements pursuant to insurance policies in full compliance with the requirements thereof; and

                  (h) The Guarantor shall promptly inform the Lender in writing if he believes that any Borrowing Base Certificate, or any other schedule, report or writing delivered to the Lender pursuant to the Loan Agreement, is not true and accurate in all material respects as and when submitted



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

         3. Obligations of the Guarantor.

                  (a) Upon breach by the Guarantor of any of the Guarantor's warranties, representations, covenants or guarantees contained in this Guarantee, the Guarantor shall indemnify, save and hold the Lender harmless from and against any loss or damage suffered or incurred by the Lender as a result of any such breach, and for all fees, costs and expenses incurred by the Lender in connection therewith.

                  (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or enforcing, any rights with respect to, or collecting against, the Guarantor under this Guarantee.

         4. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Person in respect of payments made by the Guarantor hereunder until all amounts owing to the Lender by the Borrower on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor and shall forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may elect.

         5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the Ancillary Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other or guarantor shall not relieve the Guarantor of the obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         6. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantor, on the one hand, and the Lender on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee without regard to (a) the validity, regularity or enforceability of the Loan Agreement, or any Ancillary Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full in cash.

         7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.



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

         8. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at 120 Wood Avenue South, Suite 515, Iselin, New Jersey 08830, Attention: Allen H. Vogel.

         9. Representations and Warranties. The Guarantor hereby represents and warrants that:

                  (a) it has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under this Guarantee and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

                  (b) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

                  (c) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby or (2) which could have a material adverse effect on the business, property, or financial or other condition of the Guarantor;

                  (f) the statements concerning the financial condition and net worth of Guarantor previously provided to the Lender are true and correct; there is no event, fact, circumstance or condition known to Guarantor which is inconsistent with such statements or is required to be disclosed in order to cause such statements not to be misleading.

         The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by the Borrower under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         10. Notices. All notices, requests and demands to or upon the Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  (a) if to the Lender, at its address or transmission number for notices set forth under its signature below; and

                  (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

         The Lender and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

         11. Severabilility. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

         13. Amendments in Writing; No Waiver; Cumulative Remedies.

                  (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

                  (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 13(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         14. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         15. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns.



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

         16. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW JERSEY.

         17.  Submission  to  Jurisdiction;   Waivers.   The  Guarantor  hereby
irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Ancillary Agreement to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New Jersey, the courts of the United States of America located in the State of New Jersey, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail, restricted delivery, postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant to Section 10; and

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.


                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, the Guarantor has executed this Agreement under seal and the Lender has caused this Agreement to be duly executed in its corporate name as of the day and year first above written.

                             Guarantor:

                             /s/ Robert E. Ciri
                             ------------------------------------------
                             Robert E. Ciri, individually

                             Address for Notices:
                             7200 Cliff Pine Drive
                             Gaithersburg, Maryland 20879
                             Telephone:
                             Facsimile:



                             Lender:

                             EQUINOX BUSINESS CREDIT CORP.


                             By: /s/ Allen H. Vogel
                             ------------------------------------------
                             Name: Allen H. Vogel
                             Title: President

                             Address for Notices
                             120 Wood Avenue South, Suite 515
                             Iselin, New Jersey  08830
                             Attention: Allen H. Vogel
                             Telephone: (732) 635-9800
                             Facsimile: (732) 635-1111




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


STATE OF Massachusetts

COUNTY OF Worcester

         On this 5th day of May, 2003 before me, the undersigned, a Notary Public in and for said County and State, personally appeared Robert E. Ciri, who acknowledged his due execution of the foregoing Guarantee of Validity of Collateral.

         WITNESS my hand and affixed seal.

                                               /s/ Glen Mair
                                               -----------------------------
                                               Notary Public in and for
                                               said County and State

My commission expires: 06/20/08




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